UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2023

THE LOVESAC COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38555	32-0514958
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Landmark Square, Suite 300 Stamford, Connecticut 06901
(Address of Principal Executive Offices, and Zip Code)

(888) 636-1223

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	LOVE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 8, 2023, The Lovesac Company, a Delaware corporation (the “Company”) filed a Notification of Late Filing on Form 12b-25 indicating that the filing of its Quarterly Report on Form 10-Q for the quarter ended July 30, 2023 (the “Quarterly Report”) would be delayed due to additional time being needed to prepare a restatement to the Company’s financial statements for the fiscal year ended January 29, 2023 and the thirteen weeks ended April 30, 2023 (the “Restatements”). The Restatements are more fully described in the Company’s Current Report on Form 8-K filed on August 16, 2023.

On September 18, 2023, the Company received a written notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq’s Listing Rule 5250(c)(1) because the Company did not timely file its Quarterly Report.

Under Nasdaq rules, the Company now has 60 calendar days (until November 17, 2023) to submit a plan to regain compliance. If Nasdaq accepts the Company’s plan, Nasdaq can grant an exception of up to 180 calendar days from the Quarterly Report’s original due date, which 180-day period would end on March 6, 2024, to regain compliance. The Company can regain compliance with Nasdaq’s continued listing standards at any time before such dates by filing the Quarterly Report with the SEC and any other subsequent reports that are required to be filed during the cure period.

The notification has no immediate effect on the listing of the Company’s securities on Nasdaq. There can be no assurance, however, that the Company will be able to regain compliance with the listing standards discussed above.

On September 18, 2023, the Company issued a press release disclosing the receipt of the Notice. The press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 3.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of The Lovesac Company dated September 22, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2023

THE LOVESAC COMPANY

	By:	/s/ Keith Siegner
	Name:	Keith Siegner
	Title:	Executive Vice President and Chief Financial Officer

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